UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

July 13, 2023

NEXTGEN HEALTHCARE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12537	95-2888568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Not Applicable(1)		Not Applicable(1)
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: Not Applicable(1)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	NXGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)
NextGen Healthcare, Inc. is a remote-first company and no longer maintains its principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices should be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Item 8.01 Other Events.

On July 13, 2023, NextGen Healthcare, Inc. (the “Company”), entered into a settlement agreement (the “Settlement Agreement”) with the U.S. Department of Justice (the “DOJ”) and two private parties (the “Relators”) to resolve the previously disclosed investigation by the DOJ regarding the Company’s software certification under the United States Department of Health and Human Services Electronic Health Record Incentive Program and the Company’s marketing practices. The investigation also involved a previously disclosed qui tam lawsuit (the “Civil Action”) filed by the Relators against the Company alleging violations of the federal False Claims Act.

Pursuant to the terms of the Settlement Agreement, on July 14, 2023, the Company paid a total of $31,267,534.25 to the United States to settle the claims and a total of $1,200,000 to Relators for attorneys’ fees, expenses and costs. Upon receipt of such payments, the DOJ and the Relators dismissed the Civil Action and released the Company from the claims specified in the Settlement Agreement. In anticipation of the finalizing of the settlement, in fiscal fourth quarter 2023, the Company recorded total expense of $35,095,000 related to the settlement and associated legal fees, which was reflected in the Company’s financial results reported in its Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2023	NEXTGEN HEALTHCARE, INC.

	By:	/s/ Jeffrey Linton
Jeffrey Linton
Executive Vice President, General Counsel, and Secretary